ILEX ONCOLOGY, INC.
2000 ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------
                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports on ILEX Oncology, Inc., included in this Form 10-K, into ILEX Oncology, Inc.'s previously filed Registration Statement (File No. 333-32000).

                                                 /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
March 26, 2001